ANNUAL REPORT


JULY 31, 1999



DAVIS NEW YORK
VENTURE FUND






[DAVIS FUNDS LOGO]

DAVIS NEW YORK VENTURE FUND
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
===============================================================================

Dear Fellow Shareholder,

As investors of your money and ours, we constantly have to strike an emotional balance between greed and fear. On days when the market is advancing, we inevitably wish we had more money in the stocks that are going up the fastest. And on days when the market is declining, we become fearful about the stocks we own that are going down.

To help us control these powerful emotions, we have developed a discipline over the years that focuses on buying growth companies at a value price and holding them for the long haul. Normally, we do not buy the fastest growing companies, in spite of our greed, because of our fear that when markets turn down these stocks potentially have the farthest to fall. Similarly, we do not buy "non-growth" value companies just because they are cheap since we always want to aim for growth in our portfolios.

In effect, we think growth and value are joined at the hip. No one would really ever want to own a no-growth stock, but everyone wants to buy growth. Our strategy is a compromise in that we try to buy decent growth at a value price.

In a sense, the world of investing is a world of making choices, and the stock market is not unlike the supermarket. We know when we go into the supermarket that we are going to buy something because we need to eat. Our task is to pick from the wide variety of brands, choosing those particular food 3.4% that will provide us with the right kind of bodily nourishment and also satisfy our own tastes. Similarly, when the stock market opens its doors, we are likely to buy something. Our job is to pick from the diverse array of stocks available and buy only those that we think will enhance our financial nourishment and suit our own investment style. In both instances, we also want to be price sensitive. Essentially, what we are looking for as investors is "growth on sale." Our stock choices tend to be good quality merchandise offered at a fair price. We are not interested in buying premium-priced companies or bargain-basement specials.

As we move through the last year of this millennium with the stock market in uncharted territory, we know that we will encounter numerous crosscurrents and variables that could affect corporate earnings. These range from uncertainties regarding the Presidential election in the year 2000 to the possibility of a worldwide economic recovery that could rekindle inflation. In addition, we live in an era of rapid technological change, which is reshaping the economic landscape and creating both new opportunities and risks for a wide variety of industries and companies.

In such an environment, we recognize that we will continue to be buffeted by the conflicting emotions of greed and fear. But we are not going to turn our backs on stocks. As long-term investors, we intend to remain true to our investment discipline of using intensive research to buy well-managed growth companies at a value price. We are confident that this discipline will guide us through whatever financial storms may come our way, providing great opportunities for compounding of wealth over time.(1)

Sincerely,



/s/ Shelby M. C. Davis
----------------------
Shelby M. C. Davis
Chief Investment Officer

September 3, 1999

DAVIS NEW YORK VENTURE FUND
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS

PERFORMANCE OVERVIEW

o The Davis New York Venture Fund's Class A shares generated a total return on net asset value of 9.30% for the six-month period and 16.85% for the one-year period ended July 31, 1999.(2) By way of comparison, the Standard& Poor's 500 Index returned 4.50% and 20.26%, respectively, for the same time periods.(3)

o The Fund is the only fund now open to new investors that has consistently outperformed the S&P 500 over all 10-year periods (calendar years) since its inception on February 17, 1969.(4)

o The Fund's Class A shares have generated an average annual total return of 15.13% since inception versus a return of 12.80% for the S&P 500 over the same time period.

o As of July 31, 1999, the Davis New York Venture Fund held Morningstar's highest overall rating of ***** (five stars) for risk-adjusted performance out of 3,092 funds in the domestic equity fund category.(5) According to Morningstar, "...this is still one of the best funds around."(6)

o According to The Value Line Mutual Fund Survey, the Fund "has rewarded shareholders with an outstanding long-term record. Adding to its appeal, the fund exhibits tame levels of volatility and a low turnover figure. The fund is an excellent choice for investors seeking capital growth."(7)

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS

Q. How would you describe the Fund's performance so far in 1999?

A. Ken and I are satisfied that the performance of the Davis New York Venture Fund has gotten off to a good start so far in 1999, but we are well aware that we have ground to make up after last year's disappointing results. Both of us are pleased with the quality of the companies that make up the portfolio and pleased that we were able to opportunistically add to some of our favorites during the chaos of the fall of 1998.

Our portfolio continues to benefit from increasing valuations for all technology companies--most notably IBM, Hewlett-Packard and Texas Instruments, which are up 40%, 60% and almost 70%, respectively, year to date.(8) Yet the prospects of these companies have also improved dramatically with the growth of the Internet. Although our valuation discipline prevents us from owning most of the hot new Internet stocks we all read about, companies such as IBM, Hewlett-Packard and Texas Instruments benefit greatly from the Internet revolution by selling the electronic equivalent of picks and shovels to the prospectors in this new gold rush.

We have also made mistakes this year and it is incumbent upon us to mention these. Most notably, Philip Morris, after suffering its first adverse jury judgments in its many years of litigation, has declined almost 30% thus far in 1999. We had been optimistic that the large settlements previously negotiated with the states' attorneys general would help put the most dangerous litigation behind the company. This has not been the case and, although we expect these adverse verdicts to be reduced or reversed on appeal, we certainly did not anticipate them in the first place.

DAVIS NEW YORK VENTURE FUND P.O. Box 1688,
124 East Marcy Street
Santa Fe, New Mexico 87501
===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

Q. What opportunities are you finding today?

A. The greatest opportunity in investing comes from finding a great business at a great price. Such mis-valuations abound in a bear market but are correspondingly scarce in a bull market. In the short sell-off of last fall we were able to find some great companies trading at cheap prices. The most notable example is American Express, which is currently one of our largest holdings and which we added to significantly during that period of short-term concern.

The opportunities that we are finding in 1999 do not fall into the wonderful category of great companies selling at great prices, but instead seem to be in two less exciting categories. The first is great companies that have come under a minor cloud, creating perhaps a slight under-valuation, not a tremendously cheap valuation. For example, although Gillette is undoubtedly a great company that has declined over 30% from its high, the stock is still not outstandingly cheap on a valuation basis.

The second category is reasonably good--but not outstanding--businesses that are under a more severe cloud that makes them very cheap. For example, we added to our holding of Waste Management when it fell more than 30% from its high. The stock currently sells at about 12 times earnings--less than half the market multiple.(8)

Q. When do you sell great companies?

A. Our estimate of fair value for many of the securities we own is very broad, as it should be based on the uncertainties in any operating business. As a result, there is no predetermined price at which we would sell all of our position in any given company if the company's underlying fundamentals had not changed.

However, if our companies were to advance to prices that we considered irrational relative to other investment alternatives, we would increasingly have to consider sales. Importantly, Ken and I do not think of ourselves as market timers. Therefore, we must constantly evaluate the owner-earnings and growth prospects of the companies we own versus both the risk-free rate and the present value of the earnings and growth prospects of other companies in the market. Using this criterion, both of us remain comfortable with most of our top holdings, although we are cognizant of the very high levels of today's valuations.

Shelby Cullom Davis once said that you make most of your money in bear markets. You just don't realize it at the time. This is because you are able to buy great companies at great prices. There is, however, an unspoken corollary that one can lose a lot of money in a bull market and not realize it at the time by buying second-rate businesses at high prices. It is this risk that we and all investors must focus on in these golden times.


-------------

This Annual Report is authorized for distribution only when accompanied or preceded by a current prospectus of Davis New York Venture Fund which contains more information about fees and expenses. Please read the prospectus carefully before investing or sending money.

DAVIS NEW YORK VENTURE FUND
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
===============================================================================


MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

(1) Neither the Davis Investment Discipline nor any investment discipline can guarantee a profit.

(2) Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased. Below are the average annual total returns for Davis New York Venture Fund's Class A shares for periods ended July 31, 1999. Returns for other classes of shares will vary from the following returns:


*   (WITHOUT a 4.75% sales charge taken into consideration)
-----------------------------------------------------------------------------------------------------------------------------
FUND NAME                  1 YEAR                5 YEAR                   10 YEAR                  INCEPTION
---------                  ------                ------                   -------                  ---------
New York Venture A         16.85%                24.13%                   18.60%                   15.13%-02/17/69
-----------------------------------------------------------------------------------------------------------------------------

*   (WITH a 4.75% sales charge taken into consideration)
-----------------------------------------------------------------------------------------------------------------------------
FUND NAME                  1 YEAR                5 YEAR                   10 YEAR                  INCEPTION
---------                  ------                ------                   -------                  ---------
New York Venture A         11.31%                22.93%                   18.03%                   14.94%-02/17/69
-----------------------------------------------------------------------------------------------------------------------------

(3) The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

(4) Past performance is not a guarantee of future results. The Fund's 10-year average annual total return has surpassed the S&P 500 for all rolling 10-year time periods since its inception. This example compares the average annual total return earned by Class A shares of Davis New York Venture Fund against the return earned by the S&P 500 Index for rolling 10-year time periods ending December 31st of each year. The Fund's returns assume an investment in Class A shares on January 1st of each year with all dividends and capital gain distributions reinvested for a 10-year period. The figures were not adjusted for any sales charges which may be imposed. If sales charges were imposed, the reported figures would be lower.

(5) Morningstar proprietary ratings reflect historical risk-adjusted performance as of July 31, 1999. Morningstar ratings are subject to change every month. The ratings are calculated from a fund's 3-, 5- and 10-year average annual returns (based on available track records) in excess of 90-day Treasury bill (T-bill) returns, with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. Ten percent of the funds in an investment category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars, and the next 10% receive one star. The Class A shares of the Davis New York Venture Fund received 5 stars among 746 domestic equity funds for the 10-year period, 4 stars among 1,923 funds for the 5-year period, and 4 stars among 3,092 funds for the 3-year period. Star ratings for the Fund's other classes of shares may vary, and are available only for those classes with at least three years of performance history. Past performance is no guarantee of future results.

(6) Source: Morningstar Mutual Funds, April 22, 1999.

DAVIS NEW YORK VENTURE FUND
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
===============================================================================


MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

(7) Source: The Value Line Mutual Fund Survey, May 11, 1999.

(8) Portfolio holdings and portfolio manager opinions cited in this material are current as of the date of this report, but are subject to change. See the Fund's Schedule of Investments for a detailed list of portfolio holdings.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

DAVIS NEW YORK VENTURE FUND
COMPARISON OF DAVIS NEW YORK VENTURE FUND, INC., CLASS A SHARES AND STANDARD AND POOR'S 500 STOCK INDEX
===============================================================================

Average Annual Total Return For the Periods ended July 31, 1999.

-----------------------------------------------------------------
CLASS A SHARES
(This calculation includes an initial sales charge of 4 3/4%).
One Year ........................................    11.31%
Five Years........................................   22.93%
Ten Years.........................................   18.03%
-----------------------------------------------------------------

$10,000 INVESTED OVER TEN YEARS. Let's say you invested $10,000 in Davis New York Venture Fund, Class A Shares on July 31, 1989 and paid a 4 3/4% sales charge. As the chart shows, by July 31, 1999 the value of your investment would have grown to $52,501 - a 425.01% increase on your initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $49,578 - a 395.78% increase.

Class A       S&P 500       DNYVF-A
------------------------------------
Jul-89       10,000.00      9,525.00
Jul-90       10,648.00     10,303.00
Jul-91       12,003.49     11,775.03
Jul-92       13,536.26     13,974.32
Jul-93       14,715.27     16,810.69
Jul-94       15,470.17     17,803.63
Jul-95       19,503.24     22,647.64
Jul-96       22,731.02     25,609.66
Jul-97       34,576.16     40,419.08
Jul-98       41,242.45     44,931.37
Jul-99       49,577.54     52,500.68

Standard & Poor's Stock Index is an unmanaged index and has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis New York Venture Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS NEW YORK VENTURE FUND
COMPARISON OF DAVIS NEW YORK VENTURE FUND, INC., CLASS B SHARES AND STANDARD AND POOR'S 500 STOCK INDEX
===============================================================================

Average Annual Total Return For the Periods ended July 31, 1999.

-----------------------------------------------------------------
CLASS B SHARES
(This calculation includes any applicable contingent deferred sales charge.)

One Year................................................   11.84%
Life of Class (December 1, 1994 through July 31, 1999) .   26.03%
-----------------------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis New York Venture Fund, Class B Shares on December 1, 1994 (inception of class). As the chart shows, by July 31, 1999 the value of your investment (less applicable contingent deferred sales charges) would have grown to $29,433 - a 194.33% increase on your initial investment. For comparison, the S&P 500 is also presented on the chart below.

Class B       S&P 500       DNYVF-B
------------------------------------
12/1/94      10,000.00     10,000.00
Jul-95       12,736.00     13,262.87
Jul-96       14,843.81     14,833.80
Jul-97       22,578.92     23,210.48
Jul-98       26,932.13     25,581.82
Jul-99       32,375.12     29,433.31

Standard & Poor's Stock Index is an unmanaged index and has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis New York Venture Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS NEW YORK VENTURE FUND
COMPARISON OF DAVIS NEW YORK VENTURE FUND, INC., CLASS C SHARES AND STANDARD AND POOR'S 500 STOCK INDEX
===============================================================================

Average Annual Total Return For the Periods ended July 31, 1999.

-----------------------------------------------------------------
CLASS C SHARES
(This calculation includes any applicable contingent deferred sales charge.)

One Year................................................    14.95%
Life of Class (December 20, 1994 through July 31, 1999).    25.98%
-----------------------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis New York Venture Fund, Class C Shares on December 20, 1994 (inception of class). As the chart shows, by July 31, 1999 the value of your investment would have grown to $29,026 - a 190.26% increase on your initial investment. For comparison, the S&P 500 is also presented on the chart below.

Class C       S&P 500       DNYVF-C
------------------------------------
12/20/94     10,000.00     10,000.00
Jul-95       12,493.00     12,965.94
Jul-96       14,560.59     14,497.33
Jul-97       22,148.12     22,701.30
Jul-98       26,418.27     25,033.85
Jul-99       31,757.41     29,025.62

Standard & Poor's Stock Index is an unmanaged index and has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis New York Venture Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS NEW YORK VENTURE FUND
COMPARISON OF DAVIS NEW YORK VENTURE FUND, INC., CLASS Y SHARES AND STANDARD AND POOR'S 500 STOCK INDEX
===============================================================================

Average Annual Total Return For the Periods ended July 31, 1999.

-----------------------------------------------------------------
CLASS Y SHARES
(There is no sales charge applicable to this calculation.)

One Year..............................................    17.19%
Life of Class (October 2, 1996 through July 31, 1999).    25.26%
-----------------------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis New York Venture Fund, Class Y Shares on October 2, 1996 (inception of class). As the chart shows, by July 31, 1999 the value of your investment would have grown to $18,904 - a 89.04% increase on your initial investment. For comparison, the S&P 500 is also presented on the chart below

Class Y       S&P 500       DNYVF-Y
------------------------------------
10/2/96      10,000.00     10,000.00
Jul-97       13,967.20     14,471.06
Jul-98       16,660.08     16,131.68
Jul-99       20,027.08     18,904.20

Standard & Poor's Stock Index is an unmanaged index and has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis New York Venture Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS NEW YORK VENTURE FUND
PORTFOLIO HOLDINGS AS OF JULY 31, 1999
===============================================================================



                    PORTFOLIO MAKEUP (% OF FUND NET ASSETS)
                    ---------------------------------------

                                Preferred Stocks
                                      0.5%

                                   Short Term
                               Investments, Other
                              Assets & Liabilities
                                      2.9%

                                 Common Stocks
                                     96.6%


                               SECTOR WEIGHTINGS
                           (% OF LONG TERM PORTFOLIO)
                           --------------------------

                                   Technology
                                     20.8%

                                Pharmaceuticals
                                      4.2%

                                    Banking
                                     14.7%

                                  Diversified
                                      5.4%

                                    Consumer
                                    Products
                                      3.4%

                                   Insurance
                                      9.6%

                                     Food &
                                  Restaurants
                                      4.4%

                                  Electronics
                                      2.8%

                                  Real Estate
                                      3.0%

                                   Financial
                                    Services
                                     15.9%

                                     Other
                                     11.0%

                                    Building
                                   Materials
                                      4.8%


TOP 10 HOLDINGS                                                            % OF FUND
STOCK                                    SECTOR                            NET ASSETS
-------------------------------------------------------------------------------------
Hewlett-Packard Co.                      Technology                        6.67%
American Express Co.                     Diversified Financial Services    6.00%
Texas Instruments Inc.                   Electronics                       5.32%
International Business Machines Corp.    Technology                        4.77%
Wells Fargo Co.                          Banks and Savings & Loans         4.75%
McDonald's Corp.                         Food & Restaurant                 4.24%
Berkshire Hathaway, Inc. - Class A       Diversified                       3.98%
Citigroup, Inc.                          Diversified Financial Services    3.95%
Household International, Inc.            Banks and Savings & Loans         2.77%
Philip Morris Cos., Inc.                 Consumer Products                 2.45%


DAVIS NEW YORK VENTURE FUND
PORTFOLIO ACTIVITY - AUGUST 1, 1998 THROUGH JULY 31, 1999
===============================================================================

NEW POSITIONS ADDED (8/1/98-7/31/99)
 (Highlighted positions are those greater than 0.99% of 7/31/99 total net assets.)

                                                                                           % OF 7/31/99
                                                                       DATE OF 1ST         FUND
SECURITY                                         SECTOR                PURCHASE            NET ASSETS
-------------------------------------------------------------------------------------------------------
AT&T Corp.                             Telecommunications                 2/1/99                 -
Boardwalk Equities, Inc.               Real Estate                        9/22/98               0.02%
The CIT Group, Inc. - Class A          Financial Services                 11/13/98               -
Colgate-Palmolive Co.                  Consumer Products                  2/3/99                0.36%
Dow Jones & Co., Inc.                  Publishing                         1/6/99                0.26%
Equity Office Properties Trust         Real Estate                        9/22/98                -
Equity Residential Properties Trust    Real Estate                        9/22/98               0.15%
Gables Residential Trust               Real Estate                        9/22/98               0.05%
Gillette Co.                           Consumer Products                  9/29/98               0.48%
Glaxo Wellcome PLC - ADR               Pharmaceutical & Health Care       8/24/98                -
Home Properties of New York, Inc.      Real Estate                        9/30/98                -
Koninklijke Philips Electronics N.V.   Electronics                        2/8/99                0.35%
Mack-Cali Realty Corp.                 Real Estate                        9/22/98               0.15%
Marriott International, Inc.           Hotels                             1/29/99               0.68%
Micron Technology, Inc.                Electronics                        10/9/98                -
Monsanto Co.                           Agricultural                       5/10/99               0.30%
The New York Times Co. - Class A       Publishing                         8/19/98                -
Oracle Corp.                           Technology                         4/29/99               1.17%
Providian Financial Corp.              Diversified Financial Services     5/21/99               1.58%
Public Storage, Inc.                   Real Estate                        9/23/98               0.07%
Reckson Associates Realty Corp.        Real Estate                        9/22/98                -
SAP AG                                 Technology                         2/26/99               0.63%
SAP AG - ADR                           Technology                         2/25/99               0.24%
Sealed Air Corp.                       Industrial                         8/20/98               1.32%
Tyco International Ltd.                Diversified                        12/23/98              1.24%
UBS AG                                 Banks and Savings & Loans          4/13/99               1.42%
Unisys Corp.                           Technology                         6/11/99               0.02%
UnumProvident Corp.                    Life Insurance                     2/2/99                1.36%
WPP Group PLC                          Advertising Agencies               1/6/99                0.05%


POSITIONS CLOSED (8/1/98-7/31/99)
(Gains and losses greater than $3 million are highlighted.)

                                                                          DATE OF
STOCK                                            SECTOR                  FINAL SALE        GAIN/(LOSS)
------------------------------------------------------------------------------------------------------
AirTouch Communications, Inc.       Telecommunications                    2/23/99         $163,171,103
AirTouch Communications, Inc.,
     4.25%, Ser. C Conv. Pfd.       Telecommunications                    2/18/99           14,005,959
AT&T Corp.                          Telecommunications                    3/8/99            (5,579,434)
Barrett Resources Corp.             Energy                                10/6/98           (3,818,384)
Boeing Co.                          Aerospace                             11/17/98         (49,962,106)
BP Amoco PLC - ADR                  Energy                                2/25/99            5,694,119


DAVIS NEW YORK VENTURE FUND
PORTFOLIO ACTIVITY - AUGUST 1, 1998 THROUGH JULY 31, 1999 - CONTINUED
===============================================================================

POSITIONS CLOSED (8/1/98-7/31/99) - CONTINUED
(Gains and losses greater than $3 million are highlighted.)

                                                                               DATE OF
STOCK                                            SECTOR                       FINAL SALE         GAIN/(LOSS)
------------------------------------------------------------------------------------------------------------
Burlington Northern Santa Fe Corp.        Transportation                      3/2/99            $30,413,843
Canadian National Railway Co.             Transportation                      2/16/99            (1,462,931)
The CIT Group, Inc. - Class A             Financial Services                  12/17/98              411,318
Crescent Operating, Inc.                  Real Estate                         12/15/98           (3,943,505)
Eli Lilly & Co.                           Pharmaceutical & Health Care        5/3/99             17,811,309
Equity Office Properties Trust            Real Estate                         7/15/99               629,708
FDX Corp.                                 Transportation                      11/2/98            (4,372,084)
Federal Realty Investment Trust           Real Estate                         6/18/99             2,356,171
Glaxo Wellcome PLC - ADR                  Pharmaceutical & Health Care        5/11/99              (175,272)
Hasbro, Inc.                              Toys                                1/29/99            (7,174,649)
Home Properties of New York, Inc.         Real Estate                         5/18/99               167,959
J. Ray McDermott, S.A.                    Energy                              8/4/98             (4,076,700)
Kimco Realty Corp.                        Real Estate                         5/18/99             1,430,994
K N Energy, Inc.                          Energy                              8/27/98            (1,633,620)
Mattel, Inc.                              Toys                                1/14/99            (7,027,360)
Micron Technology, Inc.                   Electronics                         1/15/99            37,464,478
Nestle S.A. (Switzerland) ADR (144A)      Consumer Products                   12/23/98              775,184
Nestle S.A. (Switzerland)                 Consumer Products                   12/18/98            6,992,029
Nestle S.A. (Switzerland) (Sponsored
     ADR for Reg. Shrs.)                  Consumer Products                   12/23/98           77,480,114
The New York Times Co. - Class A          Publishing                          4/28/99             1,012,414
The News Corporation Limited - ADR        Publishing                          1/20/99             2,632,555
Noble Affiliates, Inc.                    Energy                              3/5/99            (24,877,532)
Novartis AG - ADR                         Pharmaceutical & Health Care        5/14/99             7,680,169
Novellus Systems, Inc.                    Technology                          11/4/98             5,215,855
Reckson Associates Realty Corp.           Real Estate                         7/15/99              (209,824)
Smith International Inc.                  Energy                              7/22/99            (5,890,526)
SunTrust Banks, Inc.                      Banks and Savings & Loans           5/21/99            (5,675,248)
TCF Financial Corporation                 Banks and Savings & Loans           10/1/98               106,017
Tom Brown, Inc.                           Energy                              10/13/98           (2,215,682)
20th Century Industries, Inc.             Property/Casualty Insurance         4/14/99            (3,403,239)
Tyson Foods, Inc.                         Food & Restaurant                   10/9/98             2,263,224
Union Pacific Cap Trust,
     6.25%, Ser. Conv. Pfd. 144A          Transportation                      10/7/98              (812,500)
United Dominion Realty Trust, Inc.        Real Estate                         5/25/99               935,222
Vornado Operating, Inc.                   Real Estate                         12/9/98              (130,402)
Weingarten Realty, Investors              Real Estate                         5/26/99               409,646
W.R. Berkley Corp.                        Property/Casualty Insurance         7/1/99              1,105,664


DAVIS NEW YORK VENTURE FUND - CLASS A SHARES
ILLUSTRATION OF THE GROWTH OF AN ASSUMED INVESTMENT OF $10,000
===============================================================================

ILLUSTRATION OF THE GROWTH OF AN ASSUMED INVESTMENT
WITH DIVIDENDS REINVESTED AND CAPITAL GAIN DISTRIBUTIONS ACCEPTED IN ADDITIONAL SHARES

The chart below reflects an assumed investment of $10,000 covering the period from February 17, 1969 to July 31, 1999, the life of the Company. The period was one in which common stock prices fluctuated and was characterized by periods of substantial market advances as well as periods of substantial market declines. The results should not be considered as a representation of the dividend income or capital gain or loss which may be realized from an investment made in the Company today.

          Value of        Value of        Value of      Cost of         Cost of       Purchased Through            Cost of
           Initial         Shares          Shares        Shares          Shares    Distributions - $206,179   Original Investment
         ----------     -----------     -----------    ----------     -----------  ------------------------   -------------------
1969      $9,574.11           $0.00           $0.00         $0.00           $0.00                                  $10,000.00
1970      $7,560.98           $0.00          $96.99         $0.00         $131.58                                  $10,000.00
1971     $10,206.38         $113.29         $130.93        $76.15         $131.58                                  $10,000.00
1972     $12,110.70         $187.61         $155.36       $143.51         $131.58                                  $10,000.00
1973     $10,525.33         $192.52         $364.22       $177.41         $402.76                                  $10,000.00
1974      $7,945.59         $247.26         $274.95       $306.32         $402.76                                  $10,000.00
1975      $8,371.48         $572.10         $324.30       $537.17         $402.76                                  $10,000.00
1976     $10,225.14       $1,007.97         $353.84       $857.06         $402.76                                  $10,000.00
1977     $11,106.94       $1,331.25         $384.35     $1,070.51         $402.76                                  $10,000.00
1978     $13,742.97       $1,985.37         $771.47     $1,331.46         $631.09                                  $10,000.00
1979     $14,549.72       $2,544.00       $1,390.28     $1,749.83       $1,173.85                                  $10,000.00
1980     $17,484.06       $3,674.55       $4,504.18     $2,220.05       $3,333.50                                  $10,000.00
1981     $17,767.36       $4,759.89       $9,242.87     $3,171.12       $7,660.36                                  $10,000.00
1982     $11,069.42       $4,060.53      $12,287.68     $4,381.36      $15,136.73                                  $10,000.00
1983     $17,861.17       $7,918.92      $22,564.15     $5,341.65      $16,862.76                                  $10,000.00
1984     $13,320.83       $6,870.98      $24,507.57     $6,362.33      $25,223.04                                  $10,000.00
1985     $16,341.47       $9,740.36      $35,525.07     $7,505.95      $29,646.99                                  $10,000.00
1986     $20,168.86      $13,630.10      $50,784.18     $8,856.01      $34,759.25                                  $10,000.00
1987     $20,412.76      $14,756.17      $67,395.88     $9,793.46      $48,028.73                                  $10,000.00
1988     $15,140.72      $13,720.06      $70,307.97    $12,274.51      $69,336.58                                  $10,000.00
1989     $18,236.40      $20,147.70      $93,944.91    $15,104.62      $76,277.40                                  $10,000.00
1990     $17,617.26      $24,832.66     $100,621.51    $20,266.71      $85,843.97                                  $10,000.00
1991     $18,480.30      $29,338.64     $115,693.88    $23,117.87      $94,103.41                                  $10,000.00
1992     $20,075.05      $35,872.34     $138,105.50    $26,753.67     $104,935.15                                  $10,000.00
1993     $22,682.93      $43,950.45     $166,806.37    $29,949.76     $114,584.13                                  $10,000.00
1994     $22,589.12      $46,958.73     $177,680.42    $33,051.02     $125,826.18                                  $10,000.00
1995     $27,317.08      $60,054.77     $227,122.37    $35,524.58     $135,102.02                                  $10,000.00
1996     $28,592.88      $66,292.19     $260,842.92    $38,777.04     $157,001.91                                  $10,000.00
1997     $43,063.90     $105,131.93     $413,416.38    $42,993.52     $173,399.35                                  $10,000.00
1998     $45,695.00     $118,212.00     $462,430.00    $48,650.02     $193,811.95                                  $10,000.00
1999     $52,124.05     $137,965.68     $541,763.34    $51,355.30     $206,178.97                                  $10,000.00

For Illustration of the Growth of an Investment of $10,000


No adjustment has been made for any income taxes payable by shareholders on capital gain distributions and dividends invested in shares. This illustration reflects no sales charge.

DAVIS NEW YORK VENTURE FUND
SCHEDULE OF INVESTMENTS
July 31, 1999


==============================================================================================================
                                                                                                         VALUE
      SHARES                                     SECURITY                                              (NOTE 1)
--------------------------------------------------------------------------------------------------------------

COMMON STOCK - (96.63%)

    ADVERTISING AGENCIES - (0.05%)
       880,000        WPP Group PLC.......................................................      $    7,901,241
                                                                                                --------------
    AGRICULTURAL - (0.30%)
     1,105,000        Monsanto Co.........................................................          43,233,125
                                                                                                --------------
    BANKS AND SAVINGS & LOANS - (14.30%)
     4,451,852        Bank of America Corp................................................         295,491,677
     3,887,925        Banc One Corp (b)...................................................         212,134,908
        30,000        First Union Corp. ..................................................           1,380,000
     1,095,900        Golden West Financial Corp. (b) ....................................         105,137,906
     9,351,400        Household International, Inc........................................         401,525,738
       785,100        State Street Corp...................................................          55,643,963
       675,000        UBS AG..............................................................         205,607,868
     3,534,700        U.S. Bancorp (b)....................................................         110,017,538
    17,661,000        Wells Fargo Co. ....................................................         688,779,000
                                                                                                --------------
                                                                                                 2,075,718,598
                                                                                                --------------
    BUILDING MATERIALS - (4.62%)
     4,036,700        Martin Marietta Material, Inc. (c)..................................         219,747,856
    10,579,200        Masco Corp..........................................................         314,731,200
     3,111,900        Vulcan Materials Co.................................................         136,923,600
                                                                                                --------------
                                                                                                  671,402,656
                                                                                                --------------
    CHEMICALS - (0.01%)
         6,000        Dow Chemical Co.....................................................             744,000
                                                                                                --------------
    COMMERCIAL SERVICES - (0.00%)
         1,666        Nielsen Media Research*.............................................              54,145
                                                                                                --------------
    CONSULTING SERVICES - (0.00%)
         1,302        Gartner Group, Inc.-Class B*........................................              28,156
                                                                                                --------------
    CONSUMER PRODUCTS - (3.33%)
        80,200        Coca-Cola Co........................................................           4,837,063
     1,064,000        Colgate-Palmolive Co..........................................                52,535,000
        30,000        Fortune Brands, Inc.................................................           1,185,000
        30,000        Gallaher Group PLC - ADR............................................             678,750
     1,580,000        Gillette Co.........................................................          69,223,750
     9,543,800        Philip Morris Cos., Inc.............................................         355,506,550
                                                                                                --------------
                                                                                                  483,966,113
                                                                                                --------------
    DIVERSIFIED - (5.28%)
         8,522        Berkshire Hathaway, Inc. - Class A*.................................         577,834,210
             4        Berkshire Hathaway, Inc. - Class B*.................................               8,520
        80,240        General Electric Co.................................................           8,746,160
     1,840,000        Tyco International Ltd. ............................................         179,745,000
                                                                                                --------------
                                                                                                  766,333,890
                                                                                                --------------

DAVIS NEW YORK VENTURE FUND
SCHEDULE OF INVESTMENTS - Continued
July 31, 1999

==============================================================================================================
                                                                                                         VALUE
      SHARES                                     SECURITY                                              (NOTE 1)
--------------------------------------------------------------------------------------------------------------

Common Stock-Continued

    DIVERSIFIED FINANCIAL SERVICES - (12.40%)
     6,607,000        American Express Co.................................................      $  870,472,250
    12,867,162        Citigroup, Inc......................................................         573,392,907
     2,205,600        Freddie Mac ........................................................         126,546,300
     2,524,000        Providian Financial Corp............................................         229,684,000
                                                                                                --------------
                                                                                                 1,800,095,457
                                                                                                --------------
    ELECTRONICS - (2.76%)
     3,723,600        Applied Materials,  Inc.*...........................................         267,750,113
       508,024        Koninklijke Philips Electronics N.V.................................         51,373,927
     2,313,474        Molex Inc. (b)......................................................          80,754,702
                                                                                                --------------
                                                                                                   399,878,742
                                                                                                --------------
    ENERGY - (1.67%)
        13,200        Amerada Hess Corp. .................................................             781,275
        32,200        Atlantic Richfield Co...............................................           2,900,013
         5,000        Burlington Resources, Inc...........................................             220,938
        52,200        Chevron Corp........................................................           4,763,250
       145,200        Cooper Cameron Corp.*...............................................           5,263,500
     2,063,300        Devon Energy Corp...................................................          75,955,231
        12,000        Duke Energy Corp....................................................             635,250
       160,800        Exxon Corp. (b).....................................................          12,763,500
     1,249,300        Halliburton Co......................................................          57,623,963
        16,000        Mobil Corp..........................................................           1,636,000
     1,303,200        Schlumberger Ltd. (b)...............................................          78,925,050
         8,000        Sempra Energy.......................................................             177,500
        16,000        Sonat, Inc..........................................................             563,000
                                                                                                --------------
                                                                                                   242,208,470
                                                                                                --------------
    FOOD & RESTAURANT - (4.24%)
    14,770,800        McDonald's Corp.....................................................         615,757,725
                                                                                                --------------
    HOTELS - (0.68%)
     2,797,300        Marriott International, Inc.........................................          98,080,331
                                                                                                --------------
    INDUSTRIAL - (1.32%)
     2,973,700        Sealed Air Corp.* (b)...............................................         191,060,225
                                                                                                --------------
    INTERNATIONAL CLOSED-END INVESTMENT COMPANY - (0.05%)
       850,465        Morgan Stanley Dean Witter Asia Pacific Fund Inc....................           8,079,418
                                                                                                --------------


DAVIS NEW YORK VENTURE FUND
SCHEDULE OF INVESTMENTS - Continued
July 31, 1999

==============================================================================================================
                                                                                                         VALUE
      SHARES                                     SECURITY                                              (NOTE 1)
--------------------------------------------------------------------------------------------------------------

Common Stock-Continued

    INVESTMENT FIRMS - (2.94%)
     2,463,000        Donaldson, Lufkin & Jenrette, Inc...................................      $  127,306,313
        24,000        J.P. Morgan & Co., Inc..............................................           3,069,000
     3,294,190        Morgan Stanley Dean Witter & Co.....................................         296,888,874
                                                                                                --------------
                                                                                                  427,264,187
                                                                                                --------------
    LIFE INSURANCE - (1.50%)
       442,800        ReliaStar Financial Corp............................................          20,092,050
     3,811,400        UnumProvident Corp..................................................         197,239,950
                                                                                                --------------
                                                                                                   217,332,000
                                                                                                --------------
    MACHINERY - (1.01%)
     3,712,600        Dover Corp. (b).....................................................         146,647,700
                                                                                                --------------
    MANUFACTURING - (0.01%)
        30,000        Maytag Corp.........................................................           2,088,750
                                                                                                --------------
    MARKETING - (0.00%)
         1,666        ACNielsen Corp.*....................................................              48,210
                                                                                                --------------
    PAPER PRODUCTS - (0.01%)
        36,208        International Paper Co..............................................           1,851,134
                                                                                                --------------
    PHARMACEUTICAL AND HEALTH CARE - (4.08%)
     2,950,000        American Home Products Corp.........................................         150,450,000
     2,313,800        Bristol-Myers Squibb Co.............................................         153,867,700
        10,000        IMS Health, Inc.....................................................             278,750
        40,000        Johnson & Johnson...................................................           3,685,000
       889,000        Merck & Co., Inc....................................................          60,174,188
       909,600        Pfizer, Inc.........................................................          30,869,550
     3,217,600        SmithKline Beecham PLC - ADR........................................         193,257,100
                                                                                                --------------
                                                                                                  592,582,288
                                                                                                --------------
    PROPERTY/CASUALTY INSURANCE - (7.79%)
     3,060,716        The Allstate Corp...................................................         108,655,418
     2,761,766        American International Group, Inc...................................         320,710,077
     2,794,000        Chubb Corp..........................................................         167,116,125
     2,260,900        Progressive Corp. (Ohio) (b)........................................         288,829,975
     3,309,300        Transatlantic Holdings, Inc. (c)....................................         245,508,694
                                                                                                --------------
                                                                                                 1,130,820,289
                                                                                                --------------

DAVIS NEW YORK VENTURE FUND
SCHEDULE OF INVESTMENTS - Continued
July 31, 1999


==============================================================================================================
                                                                                                         VALUE
      SHARES                                     SECURITY                                              (NOTE 1)
--------------------------------------------------------------------------------------------------------------
COMMON STOCK - CONTINUED
    PUBLISHING - (2.50%)
       748,500        Dow Jones & Co., Inc................................................      $   37,331,438
         5,000        Dun & Bradstreet Corp..............................................              158,750
     1,628,000        Gannett Co., Inc....................................................         117,623,000
     2,815,300        Harcourt General, Inc. (c)..........................................         130,735,494
         1,000        R. H. Donnelley Corp................................................              17,563
       827,600        Tribune Co..........................................................          72,880,525
         7,200        Washington Post Co., Class B........................................           4,068,000
                                                                                                --------------
                                                                                                   362,814,770
                                                                                                --------------
    REAL ESTATE - (2.50%)
       356,600        Boardwalk Equities, Inc.*...........................................           3,361,694
       387,100        CenterPoint Properties Corp.........................................          13,838,825
     3,604,700        Crescent Real Estate Equities Co....................................          79,303,400
       529,300        Equity Residential Properties Trust.................................          21,866,706
       270,000        Gables Residential Trust............................................           6,547,500
     2,313,100        General Growth Properties, Inc......................................          76,476,869
       784,000        Mack-Cali Realty Corp...............................................          21,952,000
       382,700        Public Storage, Inc.................................................           9,830,606
     2,647,000        Rouse Co............................................................          64,355,188
     1,852,200        Vornado Realty Trust................................................          65,521,575
                                                                                                --------------
                                                                                                   363,054,363
                                                                                                --------------
    SATELLITE TELECOMMUNICATIONS - (0.72%)
     5,533,400        Loral Space & Communications, Ltd.*.................................         104,442,925
                                                                                                --------------
    TECHNOLOGY - (20.22%)
     9,252,725        Hewlett-Packard Co..................................................         968,644,648
     2,925,400        Intel Corp. (b).....................................................         201,944,019
     5,508,800        International Business Machines Corp................................         692,387,300
     4,440,000        Oracle Corp.*.......................................................         169,136,250
       242,800        SAP AG (b)..........................................................          91,829,953
     1,101,500        SAP AG - ADR (b)....................................................          34,903,781
     5,363,000        Texas Instruments Inc. .............................................         772,272,000
        80,000        Unisys Corp.*.......................................................           3,265,000
                                                                                                --------------
                                                                                                 2,934,382,951
                                                                                                --------------
    TELECOMMUNICATIONS - (1.12%)
     2,912,412        Globalstar Telecommunications Ltd.* (b).............................          75,085,622
       940,000        Motorola, Inc.......................................................          85,775,000
        20,000        SBC Communications, Inc.............................................           1,143,750
                                                                                                --------------
                                                                                                  162,004,372
                                                                                                --------------


DAVIS NEW YORK VENTURE FUND
SCHEDULE OF INVESTMENTS - Continued
July 31, 1999


==============================================================================================================
                                                                                                        VALUE
SHARES/PRINCIPAL                                 SECURITY                                              (NOTE 1)
--------------------------------------------------------------------------------------------------------------
COMMON STOCK - CONTINUED

    UTILITIES - (0.01%)
        10,000        Carolina Power & Light Co...........................................     $       411,250
        12,000        Edison International ...............................................             303,750
         6,000        New England Electric System.........................................             310,875
        16,800        Southern Co.........................................................             444,150
         9,000        Wisconsin Energy Corp. .............................................             225,563
                                                                                                --------------
                                                                                                    1,695,588
                                                                                                --------------
    WASTE MANAGEMENT - (1.21%)
     6,848,500        Waste Management, Inc...............................................         175,064,781
                                                                                                --------------

                           Total Common Stocks - (identified cost $9,749,653,072).........      14,026,636,600
                                                                                                --------------

PREFERRED STOCK - (0.46%)

       200,600        Devon Financing Trust, 6.50%, Conv. Pfd.............................          12,361,975
     2,000,000        General  Growth Properties, 7.25%, Cum. Conv. Pfd...................          46,250,000
       131,900        Rouse Co., $3.00, Ser. B, Cum. Conv. Pfd............................           5,284,244
        60,200        Vornado Realty Trust, 6.50%, Ser. A, Cum. Conv. Pfd.................           3,002,474
                                                                                                --------------

                           Total Preferred Stocks - (identified cost $73,685,263).........          66,898,693
                                                                                                --------------

SHORT TERM INVESTMENTS - (2.57%)

$   20,000,000        Fannie Mae Discount Note, 4.98%, 08/05/99...........................          19,986,167
    30,000,000        Fannie Mae Discount Note, 4.96%, 08/18/99...........................          29,925,600
    30,000,000        Federal Home Loan Bank Discount Note, 4.95%, 08/11/99...............          29,954,625
    25,000,000        Federal Home Loan Bank Discount Note, 4.96%, 08/13/99 ..............          24,955,222
     8,487,000        Freddie Mac Discount Note, 4.96%, 08/05/99 .........................           8,481,153
    28,565,000        Freddie Mac Discount Note, 4.98%, 08/06/99 .........................          28,541,291
    21,925,000        Freddie Mac Discount Note, 4.99%, 08/09/99 .........................          21,897,649
    10,500,000        Freddie Mac Discount Note, 4.97%, 08/12/99 .........................          10,482,605
    14,500,000        Freddie Mac Discount Note, 4.96%, 08/16/99 .........................          14,468,036
    21,445,000        Freddie Mac Discount Note, 4.98%, 08/16/99 .........................          21,397,535
    25,710,000        Freddie Mac Discount Note, 4.92%, 08/17/99 .........................          25,650,267
     8,000,000        Freddie Mac Discount Note, 4.94%, 08/17/99 .........................           7,981,338
    31,495,000        Freddie Mac Discount Note, 4.95%, 08/18/99 .........................          31,417,050
    32,485,000        Freddie Mac Discount Note, 4.98%, 08/19/99 .........................          32,399,619
    25,345,000        Freddie Mac Discount Note, 4.97%, 08/24/99 .........................          25,261,024


DAVIS NEW YORK VENTURE FUND
SCHEDULE OF INVESTMENTS - Continued
July 31, 1999


==============================================================================================================
                                                                                                 VALUE
      PRINCIPAL                                 SECURITY                                        (NOTE 1)
--------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - CONTINUED

$   14,521,000        Freddie Mac Discount Note, 4.98%, 08/25/99 ........................    $    14,470,782
    24,995,000        State Street Corporation Repurchase Agreement, 5.06%, 08/02/99,
                        dated 07/30/99, repurchase value $25,005,540 (collateralized by: $26,750,000 par value Freddie Mac, 6.45%, 04/29/09,
                        market value $25,746,875) ........................................        24,995,000
                                                                                             ---------------

                           Total Short Term Investments - (identified cost $372,264,963) .       372,264,963
                                                                                             ---------------

                           Total Investments - (identified cost $10,195,603,298)(99.66%)(a)   14,465,800,256
                           Other Assets Less Liabilities - (0.34%) .....................          49,357,451
                                                                                             ---------------
                                    Net Assets - (100%)...................................   $14,515,157,707
                                                                                             ===============

(a)  Aggregate cost for Federal Income Tax purposes is $10,195,576,006.  At July 31, 1999 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes was as follows:

                      Unrealized appreciation  ...........................................   $ 4,586,529,427
                      Unrealized depreciation  ...........................................      (316,305,177)
                           Net appreciation .............................................    $ 4,270,224,250
                                                                                             ===============


(b)  Loaned security - See Note 7 of Notes to Financial Statements.

(c) Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is an affiliate, as defined in the Investment Company Act of 1940, at or during the year ended July 31, 1999. The aggregate fair value of the securities of affiliated companies held by the Fund as of July 31, 1999 amounts to $595,992,044. Transactions during the period in which the issuers were affiliates are as follows:



                         Shares              Gross            Gross           Shares             Dividend
Security                 July 31, 1998       Additions        Reductions      July 31, 1999      Income
--------                 -------------       ---------        ----------      -------------      ------
Harcourt General, Inc.     1,746,900          1,068,400           -              2,815,300       2,252,240
Martin Marietta
     Material, Inc.        3,571,300            465,400           -              4,036,700       2,081,274
Transatlantic
     Holdings, Inc.        1,983,100          1,326,200           -              3,309,300       1,409,760


*    Non-Income Producing Security


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
STATEMENT OF ASSETS AND LIABILITIES
At July 31, 1999
===============================================================================

ASSETS:
     Investments in securities, at value (see accompanying Schedule of Investments)
         Unaffiliated companies (identified cost of $9,686,681,873).......................   $13,869,808,212
         Affiliated companies (identified cost of $508,921,425)...........................       595,992,044
     Collateral for securities loaned (Note 7) ...........................................       188,764,838
     Cash ................................................................................         2,931,208
     Receivables:
         Investment securities sold ......................................................        33,229,459
         Capital stock sold ..............................................................        47,940,470
         Dividends and interest ..........................................................        10,444,220
     Prepaid expenses ....................................................................           173,770
     Other assets  .......................................................................         1,191,294
                                                                                             ---------------
              Total assets ...............................................................    14,750,475,515
                                                                                             ---------------

LIABILITIES:
     Return of collateral for securities loaned (Note 7) .................................       188,764,838
     Payables:
         Investment securities purchased  ................................................        11,054,628
         Capital stock redeemed  .........................................................        18,586,569
     Accrued expenses ....................................................................        16,719,231
     Other liabilities ...................................................................           192,542
                                                                                             ---------------
              Total liabilities ..........................................................       235,317,808
                                                                                             ---------------
NET ASSETS    ............................................................................   $14,515,157,707
                                                                                             ===============

NET ASSETS CONSIST OF:
     Par value of shares of capital stock ................................................   $    26,345,034
     Additional paid-in capital ..........................................................     9,896,081,194
     Undistributed net investment income .................................................            65,944
     Net unrealized appreciation on investments ..........................................     4,270,196,958
     Accumulated net realized gains from investments and foreign currency transactions ...       322,468,577
                                                                                             ---------------
              Net assets .................................................................   $14,515,157,707
                                                                                             ===============









SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
STATEMENT OF ASSETS AND LIABILITIES
At July 31, 1999
===============================================================================

     CLASS A SHARES
         Net assets.......................................................................   $   7,443,025,143
         Shares outstanding  .............................................................         268,421,257
         Net asset value and redemption price per share ..................................             $ 27.73
                                                                                                       =======
         Maximum offering price per share (100/95.25 of $27.73)*..........................             $ 29.11
                                                                                                       =======
     CLASS B SHARES
         Net assets.......................................................................   $   4,404,511,567
         Shares outstanding  .............................................................         161,636,156
         Net asset value and redemption price per share  .................................             $ 27.25
                                                                                                       =======
     CLASS C SHARES
         Net assets.......................................................................   $   1,933,934,817
         Shares outstanding  .............................................................          70,644,637
         Net asset value and redemption price per share  .................................             $ 27.38
                                                                                                       =======
     CLASS Y SHARES
         Net assets.......................................................................   $     733,686,180
         Shares outstanding  .............................................................          26,198,628
         Net asset value and redemption price per share  .................................             $ 28.00
                                                                                                       =======

*On purchases of $100,000 or more, the offering price is reduced.



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
STATEMENT OF OPERATIONS
For the year ended July 31, 1999
===============================================================================

INVESTMENT INCOME:
     Income:
         Dividends
              Unaffiliated companies (Net of foreign withholding taxes of $1,384,237)  ..   $  154,787,062
              Affiliated companies .......................................................       5,743,274
         Interest  .......................................................................      22,335,784
         Lending fees  ...................................................................         511,382
                                                                                            --------------
                 Total income ............................................................     183,377,502

     Expenses:
         Management fees (Note 3)  ...................................... $66,033,452
         Custodian fees  ................................................   1,788,442
         Transfer agent fees
              Class A ...................................................   6,903,455
              Class B ...................................................   5,996,462
              Class C ...................................................   2,216,329
              Class Y ...................................................     259,144
         Audit fees  ....................................................      66,283
         Legal fees  ....................................................     165,238
         Accounting fees (Note 3)  ......................................     399,996
         Reports to shareholders  .......................................   1,556,759
         Directors' fees and expenses  ..................................     340,739
         Registration and filing fees  ..................................   1,728,080
         Miscellaneous  .................................................     287,433
         Payments under distribution plan (Note 4)
              Class A ................................................... 15,106,683
              Class B ................................................... 36,587,825
              Class C ................................................... 15,962,857
                                                                          ----------

                  Total expenses..........................................................     155,399,177
                  Expenses paid indirectly  (Note 6)......................................         (14,556)
                                                                                            --------------
                  Net expenses ...........................................................     155,384,621
                                                                                            --------------
                      Net investment income...............................................      27,992,881
                                                                                            --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) from:
         Investment transactions  ........................................................     538,415,594
         Foreign currency transactions  ..................................................        (222,386)
     Net increase in unrealized appreciation of investments...............................   1,349,318,618
                                                                                            --------------
     Net realized and unrealized gain on investments .....................................   1,887,511,826
                                                                                            --------------
                  Net increase in net assets resulting from operations....................  $1,915,504,707
                                                                                            ==============

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
STATEMENT OF CHANGES IN NET ASSETS
===============================================================================

                                                                              YEAR ENDED        YEAR ENDED
                                                                               JULY 31,           JULY 31,
                                                                                 1999               1998
                                                                                 ----               ----

OPERATIONS:

     Net investment income ............................................    $    27,992,881    $    46,466,636
     Net realized gain from investments and
         foreign currency  transactions  ..............................        538,193,208        103,979,812
     Increase in unrealized appreciation of investments ...............      1,349,318,618        760,284,850
                                                                           ---------------    ---------------
         Net increase in net assets resulting
              from operations .........................................      1,915,504,707        910,731,298

DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:

     Net investment income:
         Class A  ....................................................         (28,343,424)       (44,770,305)
         Class B  ....................................................              -              (3,420,374)
         Class C  ....................................................              -              (1,903,619)
         Class Y  ....................................................          (3,078,683)        (8,520,851)

     Realized gains from investment transactions:
         Class A  ....................................................        (129,418,490)      (161,900,484)
         Class B  ....................................................         (67,972,146)       (58,984,889)
         Class C  ....................................................         (29,415,244)       (27,202,211)
         Class Y  ....................................................          (7,965,994)       (24,556,619)

CAPITAL SHARE TRANSACTIONS:
     Net increase (decrease) in net assets
         resulting from capital share
              transactions (Note 5)
         Class A  ....................................................          75,397,977      2,066,724,690
         Class B  ....................................................         777,460,404      1,792,896,890
         Class C  ....................................................         327,436,231        756,414,498
         Class Y  ....................................................         (22,403,667)       154,535,620
                                                                           ---------------    ---------------
     Total increase in net assets.....................................       2,807,201,671      5,350,043,644

NET ASSETS:

     Beginning of year ...............................................      11,707,956,036      6,357,912,392
                                                                           ---------------    ---------------
     End of year (including undistributed net investment income
     of $65,944 and $4,597,468, respectively).........................     $14,515,157,707    $11,707,956,036
                                                                           ===============    ===============


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
NOTES TO FINANCIAL STATEMENTS
July 31, 1999
================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Fund is a separate series of Davis New York Venture Fund, Inc., which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is growth of capital. The Fund offers shares in four classes, Class A, Class B, Class C and Class Y. The Class A shares are sold with a front-end sales charge and the Class B and Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each Class's distribution arrangement), liquidation and distributions. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION - Portfolio securities traded on national securities exchanges are valued at the published last sales prices on the exchange, or, in the absence of recorded sales, at the average of closing bid and asked prices on such exchange. Over-the-counter securities are valued at the average of closing bid and asked prices. If no quotations are available, the fair value of the investment is determined by or at the direction of the Board of Directors. Investments in short-term securities (maturing in sixty days or less) are valued at amortized cost unless the Board of Directors determines that such cost is not a fair value. The valuation procedures are reviewed and subject to approval by the Board of Directors.

FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for federal income or excise tax is required.

SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. The character of the distributions made during the year from net investment income may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or gain was recorded by the Fund. The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended July 31, 1999, amounts have been reclassified to reflect a decrease in undistributed net investment income of $1,102,298, an increase in additional paid-in capital of $1,022,859 and an increase in accumulated net realized gains from investments of $79,439.

USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates. DAVIS NEW YORK VENTURE FUND NOTES TO FINANCIAL STATEMENTS - Continued
July  31, 1999

DAVIS NEW YORK VENTURE FUND
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 1999
================================================================================

NOTE 2 - PURCHASES AND SALES OF SECURITIES

     Purchases and sales of investment securities (excluding short-term securities) for the year ended July 31, 1999, were $4,406,118,134 and $3,010,353,386, respectively.

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Advisory fees are paid to Davis Selected Advisers, L.P. (the "Adviser") at the annual rate of 0.75% of the average net assets for the first $250 million, 0.65% of the average net assets on the next $250 million, 0.55% of the average net assets on the next $2.5 billion, 0.54% of the average net assets on the next $1 billion, 0.53% of the average net assets on the next $1 billion, 0.52% of the average net assets on the next $1 billion, 0.51% of the average net assets on the next $1 billion and 0.50% of the average net assets in excess of $7 billion.

     The Adviser is paid for registering Fund shares for sale in various states. The fee for the year ended July 31, 1999 amounted to $14,004. Boston Financial Data Services is the Fund's primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee for these services for the year ended July 31, 1999 amounted to $1,323,871. State Street Bank & Trust Co. is the Fund's primary accounting provider, fees for such services are included in the custodian fee. The Adviser is also paid for certain accounting services. The fee amounted to $399,996 for the year ended July 31, 1999. Certain directors and the officers of the Fund are also directors and officers of the general partner of the Adviser.

     Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser. The Fund pays no fees directly to DSA-NY.

     The Fund has adopted procedures to treat Shelby Cullom Davis & Co. ("SCD") as an affiliate of the Adviser. During the year ended July 31, 1999, SCD received $546,972 in commission on the purchases and sales of portfolio securities in the Fund.

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES

     CLASS A SHARES

     Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value.

     During the year ended July 31, 1999, Davis Distributors, LLC, the Fund's Underwriter (the "Underwriter" or "Distributor") received $17,227,229 from commissions earned on sales of Class A shares of the Fund, of which $2,670,376 was retained by the Underwriter and the remaining $14,556,853 was reallowed to investment dealers. The Underwriter paid the costs of prospectuses in excess of those required to be filed as part of the Fund's registration statement, sales literature and other expenses assumed or incurred by it in connection with such sales.

DAVIS NEW YORK VENTURE FUND
NOTES TO FINANCIAL STATEMENTS - Continued
July  31, 1999
================================================================================

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES - CONTINUED

     CLASS A SHARES - CONTINUED


     The Underwriter is reimbursed for amounts paid to dealers as a service fee with respect to Class A shares sold by dealers which remain outstanding during the period. The service fee is paid at the annual rate of 1/4 of 1% of the average net assets maintained by the responsible dealers. The Underwriter is not reimbursed for accounts for which the Underwriter pays no service fees to other firms. The service fee for Class A shares of the Fund for the year ended July 31, 1999 was $15,106,683.

     CLASS B SHARES

     Class B shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge if redeemed within six years of purchase.

     The Fund pays a distribution fee to reimburse the Distributor for commission advances on the sale of the Fund's Class B shares. The National Association of Securities Dealers, Inc., ("NASD") limits the percentage of the Fund's average annual net assets attributable to Class B shares which may be used to reimburse the Distributor. The limit is 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount the Fund may pay for distribution to 6.25% of gross Fund sales since inception of the Rule 12b-1 plan, plus interest, at 1% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime plus 1%) of distribution charges that exceed the 1% annual limit in some future period or periods when the plan limits have not been reached.

     During the year ended July 31, 1999, Class B shares of the Fund made distribution plan payments which included distribution fees of $27,504,339 and service fees of $9,083,486.

     Commission advances by the Distributor during the year ended July 31, 1999 on the sale of Class B shares of the Fund amounted to $42,650,521, of which $39,716,362 was reallowed to qualified selling dealers.

     The Distributor intends to seek payment from Class B shares of the Fund in the amount of $110,242,640, representing the cumulative commission advances by the Distributor on the sale of the Fund's Class B shares, plus interest, reduced by cumulative distribution fees paid by the Fund and cumulative contingent deferred sales charges paid by redeeming shareholders. The Fund has no contractual obligation to pay any such distribution charges and the amount, if any, timing and condition of such payment are solely within the discretion of the Directors who are not interested persons of the Fund or the Distributor.

     A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Fund within six years of the original purchase. The charge is a declining percentage starting at 4% of the lesser of net asset value of the shares redeemed or the total cost of such shares. During the year ended July 31, 1999 the Distributor received $7,791,331 in contingent deferred sales charges from Class B shares of the Fund.

DAVIS NEW YORK VENTURE FUND
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 1999
===============================================================================

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES - CONTINUED

     CLASS C SHARES

     Class C shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge of 1% if redeemed within one year of purchase. The Fund pays the Distributor 1% of the Fund's average annual net assets attributable to Class C shares, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees.

     During the year ended July 31, 1999, Class C shares of the Fund made distribution payments of $15,962,857. During the year ended July 31, 1999, the Distributor received $797,726 in contingent deferred sales charges from Class C shares of the Fund.

NOTE 5 - CAPITAL STOCK

     At July 31, 1999, there were 3,000,000,000 shares of capital stock ($0.05 par value per share) authorized, 2,000,000,000 of which shares are classified as Davis New York Venture Fund. Transactions in capital stock were as follows:



CLASS A
-------
                                                           YEAR ENDED                     YEAR ENDED
                                                          JULY 31, 1999                  JULY 31, 1998
                                                 -----------------------------   ---------------------------
                                                    SHARES           AMOUNT        SHARES          AMOUNT
                                                    ------           ------        ------          ------
                                                                                                  >
Shares subscribed .............................  77,281,967    $1,922,853,812    110,409,208   $2,590,265,386
Shares issued in reinvestment of distributions    5,790,849       139,096,019      8,251,609      183,685,625
                                                 ----------    --------------    -----------   --------------
                                                 83,072,816     2,061,949,831    118,660,817    2,773,951,011
Shares redeemed  .............................. (80,338,658)   (1,986,551,854)   (29,994,547)    (707,226,321)
                                                 ----------    --------------    -----------   --------------
     Net increase .............................   2,734,158    $   75,397,977     88,666,270   $2,066,724,690
                                                 ==========    ==============    ===========   ==============


CLASS B
-------

                                                           YEAR ENDED                     YEAR ENDED
                                                          JULY 31, 1999                  JULY 31, 1998
                                                 -----------------------------   ---------------------------
                                                    SHARES           AMOUNT        SHARES          AMOUNT
                                                    ------           ------        ------          ------
                                                                                                  >
Shares subscribed ............................   47,698,106    $1,175,661,533     80,387,670   $1,868,220,520
Shares issued in reinvestment of distributions    2,706,344        64,247,379      2,676,634       59,180,842
                                                 ----------    --------------    -----------   --------------
                                                 50,404,450     1,239,908,912     83,064,304    1,927,401,362
Shares redeemed  .............................  (18,931,467)     (462,448,508)    (5,734,058)    (134,504,472)
                                                 ----------    --------------    -----------   --------------
     Net increase .............................  31,472,983    $  777,460,404     77,330,246   $1,792,896,890
                                                 ==========    ==============    ===========   ==============


DAVIS NEW YORK VENTURE FUND
NOTES TO FINANCIAL STATEMENTS - Continued
July  31, 1999
===============================================================================

NOTE 5 - CAPITAL STOCK - CONTINUED

CLASS C
-------

                                                           YEAR ENDED                     YEAR ENDED
                                                          JULY 31, 1999                  JULY 31, 1998
                                                 -----------------------------   ---------------------------
                                                    SHARES           AMOUNT        SHARES          AMOUNT
                                                    ------           ------        ------          ------
                                                                                                  >
Shares subscribed .............................  23,639,344    $  592,450,371     35,113,179   $ 818,643,623
Shares issued in reinvestment of distributions    1,147,116        27,347,035      1,216,430      26,983,778
                                                 ----------    --------------    -----------   -------------
                                                 24,786,460       619,797,406     36,329,609     845,627,401
Shares redeemed  .............................. (11,903,414)     (292,361,175)    (3,800,574)    (89,212,903)
                                                 ----------    --------------    -----------   --------------
     Net increase .............................  12,883,046    $  327,436,231     32,529,035   $ 756,414,498
                                                 ==========    ==============    ===========   ==============


CLASS Y
-------

                                                           YEAR ENDED                     YEAR ENDED
                                                          JULY 31, 1999                  JULY 31, 1998
                                                 -----------------------------   ---------------------------
                                                    SHARES           AMOUNT        SHARES          AMOUNT
                                                    ------           ------        ------          ------
                                                                                                  >
Shares subscribed .............................  15,338,275    $ 392,645,833      21,252,293   $  497,339,664
Shares issued in reinvestment of distributions      354,272        8,580,467       1,277,781       28,673,414
                                                 ----------    --------------    -----------   --------------
                                                 15,692,547      401,226,300      22,530,074      526,013,078
Shares redeemed  .............................. (19,446,846)    (423,629,967)    (15,658,979)    (371,477,458)
                                                 ----------    --------------    -----------   --------------
          Net increase (decrease)..............  (3,754,299)   $ (22,403,667)      6,871,095   $  154,535,620
                                                 ==========    ==============    ===========  ===============

NOTE 6 - CUSTODIAN FEES

     Under an agreement with the custodian bank, custodian fees are reduced for earnings on cash balances maintained at the custodian by the Fund. Such reductions amounted to $14,556 during the year ended July 31, 1999.

NOTE 7 - SECURITIES LOANED

     Davis New York Venture Fund (the "Fund") has entered into a securities lending arrangement with PaineWebber, Inc. Under the terms of the agreement, the Fund receives fee income from lending transactions; in exchange for such fees, PaineWebber, Inc. is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal to the value of the securities loaned. Cash collateral is invested by the Adviser in money market instruments. As of July 31, 1999, the Fund had on loan securities valued at $176,786,377; cash of $188,764,838 was received as collateral for the loans and has been invested in approved instruments. The Fund bears the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

DAVIS NEW YORK VENTURE FUND
FINANCIAL HIGHLIGHTS
CLASS A
===============================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.


                                                               YEAR ENDED JULY 31,
                                             ---------------------------------------------------------
                                                 1999         1998        1997       1996       1995
                                                 ----         ----        ----       ----       ----
Net Asset Value, Beginning of Period....      $  24.31     $  22.91    $  15.24   $  14.56    $  12.04
                                              --------     --------    --------   --------    --------

Income From Investment Operations
---------------------------------
     Net Investment Income.................        .14          .20         .18        .20         .14
     Net Realized and Unrealized Gains.....       3.87         2.26        8.37       1.64        2.95
                                              --------     --------    --------   --------    --------
       Total From Investment Operations....       4.01         2.46        8.55       1.84        3.09

Dividends and Distributions
---------------------------
     Dividends from Net Investment Income..       (.11)        (.23)      (.18)       (.15)       (.12)
     Distributions from Realized Gains.....       (.48)        (.83)      (.70)      (1.01)       (.45)
                                              --------     --------    --------   --------    --------
       Total  Dividends and Distributions..       (.59)       (1.06)      (.88)      (1.16)       (.57)
                                              --------     --------    --------   --------    --------

Net Asset Value, End  of Period ...........   $  27.73     $  24.31   $  22.91    $  15.24   $   14.56
                                              ========     ========   =========   ========   =========

Total Return (1)...........................      16.85%       11.16%     57.83%      13.04%      27.21%
------------

Ratios/Supplemental Data
------------------------
     Net Assets, End of Period
       (000,000 omitted)....................  $  7,443     $  6,458   $  4,055    $  2,151   $   1,595
     Ratio of Expenses to Average Net
       Assets...............................       .90%         .91%       .89%        .87%        .90%
     Ratio of Net Investment Income to
       Average Net Assets...................       .56%         .80%       .98%       1.30%       1.11%
Portfolio Turnover Rate(3)..................        25%          11%        24%         19%         15%



(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns

(2) Prior to 1996, the ratio of expenses to average net assets included the reduction of custodian fees.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

DAVIS NEW YORK VENTURE FUND
FINANCIAL HIGHLIGHTS
CLASS B
===============================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.


                                                                                               DECEMBER 1, 1994
                                                         YEAR ENDED JULY 31,                 (INCEPTION OF CLASS)
                                            ------------------------------------------------      THROUGH
                                                 1999         1998        1997        1996        7/31/95
                                                 ----         ----        ----        ----        -------
Net Asset Value, Beginning of Period....      $ 24.00      $  22.64    $  15.08    $  14.43     $   10.88
                                             --------      --------    --------    --------     ---------

Income From Investment Operations
---------------------------------
     Net Investment Income (Loss)..........     (.14)           .01         .01         .04          (.01)
     Net Realized and Unrealized Gains.....     3.87           2.23        8.29        1.62          3.56
                                             --------      --------    --------    --------     ---------
       Total From Investment Operations....     3.73           2.24        8.30        1.66          3.55

Dividends and Distributions
---------------------------
     Dividends from Net Investment Income..       -            (.05)       (.04)         -             -
     Distributions from Realized Gains.....     (.48)          (.83)       (.70)      (1.01)           -
                                             --------      --------    --------    --------     ---------
       Total  Dividends and Distributions..     (.48)          (.88)       (.74)      (1.01)           -
                                             --------      --------    --------    --------     ---------

Net Asset Value, End  of Period ...........  $ 27.25       $  24.00    $  22.64    $  15.08     $   14.43
                                             ========      ========    ========    ========     =========

Total Return (1)...........................    15.84%         10.22%      56.47%      11.81         32.63%
---------------

Ratios/Supplemental Data
------------------------
     Net Assets, End of Period
       (000,000 omitted)...................    $4,405        $3,123      $1,196        $289           $40

     Ratio of Expenses to  Average Net
       Assets..............................      1.74%(2)      1.79%       1.79%(2)    1.73%         1.78%*
     Ratio of Net Investment Income (Loss)
       to Average Net Assets...............      (.28)%        (.08)%       .07%        .44%          .23%*
     Portfolio Turnover Rate(3)............        25%           11%         24%         19%           15%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.78% for the year ended July 31, 1997. Prior to 1996, such reductions were reflected in the expense ratios.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized.

DAVIS NEW YORK VENTURE FUND
FINANCIAL HIGHLIGHTS
CLASS C


Financial Highlights for a share of capital stock outstanding throughout each period.


                                                                                               DECEMBER 1, 1994
                                                         YEAR ENDED JULY 31,                 (INCEPTION OF CLASS)
                                            ------------------------------------------------      THROUGH
                                                 1999         1998        1997        1996        7/31/95
                                                 ----         ----        ----        ----        -------

Net Asset Value, Beginning of Period....     $  24.09      $  22.72    $  15.12    $  14.47     $   11.16
                                             --------      --------    --------    --------     ---------

Income From Investment Operations
---------------------------------
     Net Investment Income (Loss)...........     (.10)          .02         .02         .04          (.01)
     Net Realized and Unrealized Gains......     3.87          2.24        8.32        1.62          3.32
                                             --------      --------    --------    --------     ---------
       Total From Investment Operations.....     3.77          2.26        8.34        1.66          3.31

Dividends and Distributions
---------------------------
     Dividends from Net Investment Income...       -           (.06)       (.04)         -             -
     Distributions from Realized Gains......     (.48)         (.83)       (.70)      (1.01)           -
                                             --------      --------    --------    --------     ---------
       Total Dividends and Distributions....     (.48)         (.89)       (.74)      (1.01)           -
                                             --------      --------    --------    --------     ---------

Net Asset Value, End  of Period............. $  27.38      $  24.09    $  22.72    $  15.12     $   14.47
                                             ========      ========    ========    ========     =========

Total Return(1).............................    15.95%        10.27%      11.78%      56.59%        29.66%
---------------

Ratios/Supplemental Data
------------------------

     Net Assets, End of Period
       (000,000 omitted).................... $  1,934      $  1,391    $    573    $    117     $     12
     Ratio of Expenses to  Average Net
       Assets...............................     1.72%         1.71%       1.73%       1.73%(2)     1.78%*(2)
     Ratio of Net Investment Income (Loss)
       to Average Net Assets................     (.26)%         .00%        .13%        .44%         .23%*
     Portfolio Turnover Rate(3).............       25%           11%         24%         19%          15%



(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Prior to 1996, the ratio of expenses to average net assets included the reduction of custodian fees.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized.

DAVIS NEW YORK VENTURE FUND
FINANCIAL HIGHLIGHTS
CLASS Y
===============================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.

                                                                                           OCTOBER 2, 1996
                                                                   YEAR ENDED JULY 31,   (INCEPTION OF CLASS)
                                                                ------------------------      THROUGH
                                                                 1999             1998        7/31/97
                                                                 ----             ----        -------
Net Asset Value, Beginning of Period...................        $  24.55        $  23.12       $  16.66
                                                               --------        --------       --------

Income From Investment Operations
---------------------------------
     Net Investment Income.............................             .25             .24            .15
     Net Realized and Unrealized Gains.................            3.87            2.31           7.07
                                                               --------        --------       --------
       Total From Investment Operations................            4.12            2.55           7.22

Dividends and Distributions
---------------------------
     Dividends from Net Investment Income..............            (.19)           (.29)          (.06)
     Distributions from Realized Gains.................            (.48)           (.83)          (.70)
                                                               --------        --------       --------
       Total  Dividends and Distributions..............            (.67)          (1.12)          (.76)
                                                               --------        --------       --------

Net Asset Value, End of Period.........................        $  28.00        $  24.55       $  23.12
                                                               ========        ========       ========
Total Return(1)........................................            17.19%          11.48%         44.71%
---------------

Ratios/Supplemental Data
------------------------
     Net Assets, End of Period (000,000 omitted).......            $734            $735           $534
     Ratio of Expenses to  Average Net Assets..........             .62%            .59%           .62%*
     Ratio of Net Investment Income to Average Net
       Assets..........................................             .84%           1.12%          1.19%*
     Portfolio Turnover Rate(2)........................              25%             11%            24%



(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized.

DAVIS NEW YORK VENTURE FUND
INDEPENDENT AUDITORS' REPORT

===============================================================================


TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF DAVIS NEW YORK VENTURE FUND:

     We have audited the accompanying statement of assets and liabilities of Davis New York Venture Fund including the schedule of investments, as of July 31, 1999, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended July 31, 1997 were audited by other auditors whose report, dated August 21, 1997, expressed an unqualified opinion on this information.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis New York Venture Fund as of July 31, 1999, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with generally accepted accounting principles.





                                                             KPMG LLP

Denver, Colorado
September 3, 1999

DAVIS NEW YORK VENTURE FUND
FEDERAL INCOME TAX INFORMATION (UNAUDITED)
FOR THE YEAR ENDED JULY 31, 1999
===============================================================================

     In early 2000, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1999. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

     Dividends paid by the Fund during the fiscal year ended July 31, 1999 which are not designated as capital gain distribution should be mutliplied by 100% to arrive at the net amount eligible for the corporate dividends-received deduction.

     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

                                 DAVIS NEW YORK
                                  VENTURE FUND
                124 East Marcy Street, Santa Fe, New Mexico 87501
================================================================================

        DIRECTORS                       OFFICERS
        Wesley E. Bass, Jr.             Jeremy H. Biggs
        Jeremy H. Biggs                     Chairman
        Marc P. Blum                    Shelby M. C. Davis
        Andrew  A. Davis                     President
        Christopher C. Davis            Kenneth C. Eich
        Jerry D. Geist                      Vice President
        D. James Guzy                   Sharra L. Reed
        G. Bernard Hamilton                 Vice President,
        LeRoy E. Hoffberger                 Treasurer & Assistant Secretary
        Laurence W. Levine              Thomas D. Tays
        Christian R. Sonne                  Vice President & Secretary
        Marsha Williams                 Christopher C. Davis
                                            Vice President
                                        Andrew A. Davis
                                            Vice President






INVESTMENT ADVISER
Davis Selected Advisers, L.P.
124 East Marcy Street
Santa Fe, New Mexico  87501
(800) 279-2279

DISTRIBUTOR
Davis Distributors, LLC
124 East Marcy Street
Santa Fe, New Mexico 87501

TRANSFER AGENT & CUSTODIAN
State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

COUNSEL
D'Ancona & Pflaum
111 E. Wacker Drive, Suite 2800
Chicago, Illinois  60601-4205

AUDITORS
KPMG LLP
707 Seventeenth Street
Suite 2300
Denver, Colorado 80202

================================================================================
FOR MORE INFORMATION ABOUT DAVIS NEW YORK VENTURE FUND INCLUDING MANAGEMENT FEES, CHARGES AND EXPENSES, SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT.
================================================================================

ANNUAL REPPORT



Davis Selected Advisers, L.P.
124 East Marcy Street
Santa Fe, New Mexico 87501
1-800-279-0279




[DAVIS FUND LOGO]